SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

AIRXPANDERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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AIRXPANDERS, INC.

3047 ORCHARD PARKWAY

SAN JOSE, CA, 95134

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On October 25, 2018, Australian Eastern Daylight Time

(October 24, 2018, Pacific Daylight Time)

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of AIRXPANDERS, INC., a Delaware corporation. The meeting will be held on Thursday, October 25, 2018, at 9:00 a.m. Australian Eastern Daylight Time (which is 3:00 p.m. on Wednesday, October 24, 2018 Pacific Daylight Time), at the Melbourne offices of Johnson Winter and Slattery at Level 34, 55 Collins Street, Melbourne, Victoria, Australia, for the following purposes:

1.

Approval of Private Placement of Shares to Mr. Barry Cheskin, the Chairman of the Company

To consider and, if thought fit, to pass, with or without amendment, the following resolution as an ordinary resolution:

“That, for the purposes of ASX Listing Rule 10.11 and all other purposes, approval is given for the issue of 299,060 shares of Class A common stock (“Shares”) to Mr. Barry Cheskin at an issue price of US$0.167 per Share, on the terms and conditions set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of this Item 1 by or on behalf of Mr. Barry Cheskin or any of his associates. However, the Company will not disregard the vote if:

(a) it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or

(b) it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form to vote as the proxy decides.

2.	Approval of grant of Options to Mr. Frank Grillo, President & CEO and a Director of the Company, contingent upon the Approval of Increase in Authorized Capital (Item 6)

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That subject to approval of Item 6, for the purpose of ASX Listing Rule 10.11 and all other purposes, approval is given for the Company to grant options to purchase Shares to the President & CEO and a Director of the Company, Mr. Frank Grillo, on the terms set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of this Item 2 by or on behalf of Mr. Frank Grillo and any of his associates. However, the Company will not disregard the vote if:

(a) it is cast by a person as a proxy for a person entitled to vote, in accordance with the directions on the proxy form; or

(b) it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

3.

Ratification and approval of prior issue of Shares under Private Placement

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the stockholders ratify and approve the prior allotment and issue of 20,142,123 Shares (represented by 60,426,369 CHESS Depositary Interests (“CDIs”)) at an issue price of US$0.167 per Share, on the terms set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of this Item 3 by or on behalf of any person who participated in the issue (being Vivo Ventures) and any of their associates. However, the Company will not disregard the vote if:

(a) it is cast by a person as a proxy for a person entitled to vote, in accordance with the directions on the proxy form; or

(b) it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

4.

Ratification and approval of prior issue of Warrants to Oxford Finance LLC

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the stockholders ratify and approve the prior allotment and issue of warrants to purchase a total of 1,215,278 Shares to Oxford Finance LLC, on the terms set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of this Item 4 by or on behalf of any person who participated in the issue (being Oxford Finance LLC) and any of their associates. However, the Company will not disregard the vote if:

(a) it is cast by a person as a proxy for a person entitled to vote, in accordance with the directions on the proxy form; or

(b) it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

5.

Approval of Stock Option Exchange Program

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That, for the purposes of ASX Listing Rules 6.23.2 and 6.23.4 and for all other purposes, approval be given to the cancelation of up to 2,777,374 stock options issued to employees under the AirXpanders, Inc. 2015 Equity Incentive Plan (“2015 Plan”) in consideration for the issue of 2,777,374 new stock options under the 2015 Plan, pursuant to a Stock Option Exchange Program, on the terms set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of this Item 5 by or on behalf of any person who holds a stock option that is the subject of the resolution and any of their associates. However, the Company will not disregard the vote if:

(a) it is cast by a person as a proxy for a person entitled to vote, in accordance with the directions on the proxy form; or

(b) it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

6.

Approval of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Approval of Increase in Authorized Capital").

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the Special Meeting in person and we hope you will be able to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, you are urged to submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the Special Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials.

The record date for the Special Meeting is Wednesday, October 3, 2018 at 7:00 p.m. Australian Eastern Standard Time, (2:00 a.m. Pacific Daylight Time). Only stockholders of record at that time may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Thursday, October 25, 2018, at 9:00 a.m. Australian Eastern Daylight Time (which is 3:00 p.m. on Wednesday, October 24, 2018 Pacific Daylight Time), at the offices of Johnson, Winter, and Slattery, Level 34, 55 Collins Street, Melbourne, Victoria, Australia.

The proxy statement
is available at www.proxyvote.com

By Order of the Board of Directors

/s/Barry Cheskin
Barry Cheskin
Chairman of the Board of Directors

San Jose, CA
October 3, 2018

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the Meeting and are a stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AIRXPANDERS, INC.

SPECIAL MEETING OF STOCKHOLDERS

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	4

ITEM 1: Approval of Private Placement of Shares to Mr. Barry Cheskin, the Chairman of the Company	11

ITEM 2: Approval of Grant of Options to Mr. Frank Grillo, President & CEO and a Director of the Company	13

ITEM 3: Ratification and Approval of Prior Issue of Shares under Private Placement	16

ITEM 4: Ratification and Approval of Prior Issue of Warrants to Oxford Finance LLC	18

ITEM 5: Approval of Stock Option Exchange Program	19

ITEM 6: Approval of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares	24

HOUSEHOLDING OF PROXY MATERIALS	27

OTHER MATTERS	27

AIRXPANDERS, INC.

3047 ORCHARD PARKWAY

SAN JOSE, CA 95134

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

9 A.M. THURSDAY, OCTOBER 25, 2018

(AUSTRALIAN EASTERN DAYLIGHT TIME)

This Proxy Statement, along with the accompanying notice of a Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders (the “Special Meeting” or “meeting”) of AirXpanders, Inc., including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting on Thursday, October 25, 2018, at 9:00 a.m. Australian Eastern Daylight Time (which is 3:00 p.m. on Wednesday, October 24, 2018 Pacific Daylight Time), at the Melbourne offices of Johnson Winter and Slattery at Level 34, 55 Collins Street, Melbourne, Victoria, Australia. Directions to the Special Meeting may be found on the website of Johnson Winter and Slattery at www.jws.com.au/en/ by clicking on “Contact” then “Directions” for the Melbourne office.

In this Proxy Statement, we refer to AirXpanders, Inc. as “AirXpanders,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our board of directors for use at the Special Meeting.

On or about October 8, 2018, we began sending this proxy statement, the attached Notice of the Special Meeting of Stockholders ("Notice of Meeting" or “Notice”), proxy card, and CDI Voting Instruction Form to all stockholders entitled to vote at the Special Meeting.

IMPORTANT:  To ensure that your shares are represented at the Special Meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Special Meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person unless they have nominated themselves as CDN’s proxy.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the board of directors of AirXpanders is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the meeting. Stockholders are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares of Class A Common Stock (“Shares”). Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy through the internet.

What is the purpose of the meeting?

At the Special Meeting, stockholders are invited to act upon the matters outlined in the Notice of Meeting. At the meeting, management will also report on matters of current interest to our stockholders and respond to any questions from our stockholders. The matters outlined in the Notice of Meeting include:

-  Approval of Private Placement of Shares to Mr. Barry Cheskin, the Chairman of the Company (Item 1);

-  Approval of grant of Options to Mr. Frank Grillo, President & CEO and a Director of the Company (Item 2);

-  Ratification and approval of prior issue of Shares under Private Placement (Item 3);

-  Ratification and Approval of Prior Issue of Warrants to Oxford Finance LLC (Item 4);

-  Approval of Stock Option Exchange program (Item 5); and

-  Approval of increase in authorized capital of Class A Common Stock to 600,000,000 shares from 200,000,000 shares (Item 6).

Who is entitled to vote at the meeting?

Only those stockholders of record on Wednesday, October 3, 2018 at 7:00 p.m. Australian Eastern Standard Time, (2:00 a.m. Pacific Daylight Time) (“Record Date”), will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CHESS Depositary Interest (“CDI”) holders as of the Record Date are entitled to receive notice of and attend the meeting and may instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote at the meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, there were 185,850,890 shares of Class A common stock in the Company (“Shares”) outstanding (equivalent to 557,552,670 CDIs), all of which were entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions noted in the Notice of Meeting. Each CDI represents one third of a Share. As of the Record Date, there were 557,552,670 CDIs quoted on the Australian Securities Exchange (“ASX”) (assuming all issued Shares are held as CDIs). On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Votes for and against and abstentions each will be counted as present and entitled to vote for purposes of determining whether a quorum is present.

Will any investors be excluded from voting on any of the proposals at the meeting?

In accordance with ASX Listing Rule 14.11.1, the Company will disregard any votes cast in favor of certain resolutions by certain stockholders and associates of those stockholders. Please refer to the Notice of Meeting for further detail in relation to the exclusions that apply.

What are my voting rights?

Holders of Shares are entitled to one vote for each Share held as at the Record Date. Holders of our CDIs are entitled to direct CDN to vote one vote for every three (3) CDIs held by such holder as at the Record Date. Therefore, as of the Record Date, a total of 185,850,890 votes are entitled to be cast at the meeting.

How many shares must be present or represented to hold the meeting?

In accordance with section 8 of the Company’s amended and restated bylaws, the presence in person, by remote communication or by proxy, of the holders of a majority of the outstanding Shares entitled to vote at the meeting, as of the Record Date, must be present at the Special Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your ‘‘proxy vote.’’

What is the difference between a stockholder of record and a ‘‘street name’’ holder?

If you own Shares registered directly in your name with our U.S. transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those Shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting.

If your Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those Shares, while you are considered the beneficial owner of those Shares. In that case, your Shares are said to be held in ‘‘street name’’ and these proxy materials were forwarded to you by that organization. Street name holders generally cannot vote their Shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their Shares using the method described below under ‘‘How do I vote my shares of AirXpanders common stock?’’ Since a street name holder is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a ‘‘legal proxy’’ from the broker, bank, trustee, or nominee that holds your Shares giving you the right to vote the Shares at the Special Meeting.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares,  the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the rules and related interpretations of the New York Stock Exchange (“NYSE”).   Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

CDN is the stockholder of record for all Shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive notice of and to attend the Special Meeting and may direct CDN to vote at the Special Meeting by using one of the methods described below under ‘‘How do I vote if I hold CDIs?’’

How do I vote my shares of AirXpanders common stock?

If you are a stockholder of record, you can submit a proxy to be voted at the Special Meeting in any of the following ways:

-  over the Internet by following instructions below; or

-  signing, dating and mailing the enclosed proxy card; or

-  in person at the Special Meeting.

Valid proxies must be received by Computershare no later than 9:00 a.m. on Tuesday, October 23, 2018, Australian Eastern Daylight Time, (Monday, October 22, 2018 at 3:00 p.m. Pacific Daylight Time).

To vote by the Internet, you will need to use a control number that was provided to you in the materials with the enclosed proxy card and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

If you hold your Shares in street name, you must vote your Shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your Shares.

Please refer to ‘‘Will any investors be excluded from voting on any of the proposals at the meeting?’’ for a summary of voting exclusions applicable to each proposal to be voted on at the Special Meeting.

How do I vote if I hold CDIs?

Each CDI holder as at the Record Date is entitled to direct CDN to one vote for every three (3) CDIs held by such holder. Such CDI holders are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement of the Special Meeting and may instruct the Company’s CDI depositary, CDN, to vote the Shares underlying their CDIs in a particular manner by returning the enclosed CDI Voting Instruction Form to Computershare, or by voting online at www.investorvote.com.au. Valid voting instructions must be received by Computershare no later than 9:00 a.m. on Sunday, October 21, 2018, Australian Eastern Daylight Time, (Saturday, October 20, 2018 at 3:00 p.m. Pacific Daylight Time). Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

Alternatively, CDI holders may vote at the Special Meeting by informing the Company that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purpose of attending and voting at the meeting by completing Step 1 in the enclosed CDI Voting Instruction Form.

What are broker non-votes?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold Shares or CDIs registered in more than one account. To ensure that all of your Shares and CDIs are voted, please submit proxies or voting instructions for all of your Shares and CDIs.

How can I attend the meeting?

All of our stockholders and CDI holders are invited to attend the Special Meeting. You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your Shares in street name or are a CDI holder, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership. For directions to attend the Special Meeting, please contact our Investor Relations department at 650-390-9000 or by email at ir@airxpanders.com.

Can I vote my Shares in person at the meeting?

If you are a stockholder of record, you may vote your Shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the Special Meeting. If you submit your vote by proxy and later decide to vote in person at the Special Meeting, the vote you submit at the Special Meeting will override your proxy vote.

If you are a street name holder, you may vote your Shares in person at the Special Meeting only if you obtain a valid proxy from your broker, bank, trust or other nominee giving you the right to vote the Shares at the Special Meeting.

Please refer to ‘‘How do I vote if I hold CDIs?’’ if you are a CDI holder.

What is the voting requirement to approve each of the proposals included in the notice of meeting?

Item 1 — Approval of Private Placement of Shares to Mr. Barry Cheskin, the Chairman of the Company

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 1.

Item 1 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal at the Special Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

Item 2 — Approval of Grant of Options to Mr. Frank Grillo, President & CEO and a Director of the Company

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 2.

Item 2 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal at the Special Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

In addition, the approval of this Item 2 is conditioned upon approval of Item 6 (Approval of Increase in Authorized Capital) described below.

Items 3 - Ratification and Approval of Prior Issue of Shares under Private Placement

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 3.

Item 3 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal at the Special Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

Item 4 - Ratification and Approval of Prior Issue of Warrants to Oxford Finance LLC

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 4.

Item 4 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal at the Special Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

Item 5 — Approval of Stock Option Exchange Program

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 6.

Item 5 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal at the Special Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

Item 6 — Approval of Increase in Authorized Capital

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve Item 6.

Item 6 requires the affirmative vote of the holders of a majority of the outstanding Shares. Abstentions and broker-non-votes, if any, will have the same effect as “AGAINST” votes.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted and will have no effect on the outcome of this proposal.

Can I change my vote after submitting my proxy?

Yes.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your proxy is voted at the Special Meeting, in any of the following ways:

-  by voting again (including by the Internet) or submitting a later-dated proxy before 9:00 a.m. on Tuesday, October 23, 2018, Australian Eastern Daylight Time, (Monday, October 22, 2018 at 3:00 p.m. Pacific Daylight Time);

-  by submitting a later-dated proxy to the Company’s Australian Secretary, which must be received by the Company before the time of the Special Meeting;

-  by sending a written notice of revocation of proxy to the Company’s Australian Secretary, which must be received by the Company before the time of the Special Meeting; or

-  by voting in person at the Special Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare, no later than 9:00 a.m. on Sunday, October 21, 2018, Australian Eastern Daylight Time, (Saturday, October 20, 2018 at 3:00 p.m. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders and CDI holders. We are soliciting proxies by mail. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

 How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published (i) in an ASX announcement immediately after the Special Meeting has been held; and (ii) in a current report on Form 8-K that we expect to file within four business days after the Special Meeting.

What proxy materials are available on the internet?

The proxy statement is available at www.proxyvote.com and on the company announcements platform on the ASX website.

ITEM 1

PRIVATE PLACEMENT OF SHARES TO MR. BARRY CHESKIN, THE CHAIRMAN OF THE COMPANY

Introduction

Item 1 relates to the proposed participation of the Company’s Chairman, Mr. Barry Cheskin, in the Private Placement.

On August 2, 2018 (U.S. time), the Company entered into a Class A Common Stock Purchase Agreement (the “Purchase Agreement”) with certain funds affiliated with Vivo Ventures and Mr. Barry Cheskin, pursuant to which we agreed to issue and sell an aggregate of 20,441,183 Shares (equivalent to 61,323,549 CDIs) at a purchase price of US$0.167 per Share (equivalent of A$0.075 per CDI, assuming an exchange rate of 1 AUD to 0.74307 USD and a conversion rate of three (3) CDIs to one (1) Share) (the “Private Placement”), which was equal to the price per Share in the Company’s rights offering (the “Rights Offering”), described in the Company’s Registration Statement on Form S-1 and the related prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2018 (U.S. time) and declared effective by the SEC on August 6, 2018 (U.S. time).

As part of the Private Placement, Mr. Barry Cheskin, the Company’s non-executive Chairman and a member of the board of directors, agreed to purchase 299,060 Shares, and on August 2, 2018 (U.S. time), he wired the purchase price for the Shares to an escrow account pending completion of the purchase. Pursuant to ASX Listing Rule 10.11, the issuance of the shares to Mr. Cheskin is contingent on the Company obtaining the stockholder approval of the issuance, which is the reason why the Company is soliciting your approval of this Item 1.

The Directors consider that the transaction with Mr. Cheskin is fair and is in the best interests of the Company for a variety of reasons.  The transaction was deemed to be fair, in part, because, first, the Private Placement was approved by the independent, disinterested members of the board of directors on an informed basis, following full disclosure of and taking into account all information related to Mr. Cheskin’s participation in the Private Placement; second, our Audit and Risk Committee, of which Mr. Cheskin is not a member, separately approved the sale of Shares to Mr. Cheskin in accordance with the section 5.3.8 of the Audit and Risk Committee Charter; and third, the price and the terms of the Rights Offering and the Private Placement were established based on arm’s-length negotiations with our Australian underwriter, who had agreed to underwrite any unsold amount of the Rights Offering.  The sale to Mr. Cheskin, if approved by stockholders, was determined to be in the best interests of the Company because it both demonstrated confidence among our Directors and Management to potential participants in the Rights Offering, and provided additional capital for our future operations.

A more detailed description of ASX Listing Rule 10.11 and its application to the issuance of shares to Mr. Cheskin is set out below.

ASX Listing Rule 10.11

ASX Listing Rule 10.11 requires an entity to obtain stockholder approval where an entity issues, or agrees to issue, securities to a related party of the entity. Mr. Cheskin is a related party of the Company as he is the Chairman and a Director. Accordingly, Item 1 seeks stockholder approval pursuant to ASX Listing Rule 10.11 to enable Mr. Cheskin to participate in the Private Placement.

If stockholder approval is given under Listing Rule 10.11 pursuant to Item 1, separate approval under ASX Listing Rule 7.1 is not required in relation to the issue of the Shares to Mr. Cheskin.

Information required under ASX Listing Rule 10.13

The following information is provided in accordance with ASX Listing Rule 10.13:

(a)	the related party proposing to participate in the Private Placement is Mr. Barry Cheskin and he is a related party by virtue of being the Chairman and a Director;

(b)	the number of Shares to be issued to Mr. Cheskin is 299,060 Shares (equivalent to 897,180 CDIs);

(c)

it is expected that the Shares will be issued on the first business day following the Special Meeting, but in any case, the Shares will be issued no later than one month after the date of the Special Meeting;

(d)

the issue price of the Shares is US$0.167 per Share (equivalent to A$0.225 per Share or A$0.075 per CDI, assuming an exchange rate of 1 AUD to 0.74307 USD and a conversion rate of three (3) CDIs to one (1) Share);

(e)	the Shares will be fully paid shares of Class A common stock in the Company, issued on the same terms and conditions as the Company’s existing Shares;

(f)	the funds raised from this issue will be primarily used by the Company to continue its U.S. commercialization efforts and for general corporate purposes (see Item 3 for more detail); and

(g)	a voting exclusion statement is included in the Notice.

Consequences if Item 1 is not approved

If Item 1 is not approved by stockholders, the Company will not issue any Shares to Mr. Cheskin and the purchase price for the Shares will not be released to the Company.

Board Recommendation and Chairman’s voting intentions for Item 1

The Directors (excluding Mr. Cheskin) consider that Item 1 is in the best interests of the Company and recommend that stockholders vote in favor of Item 1.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 1.

ITEM 2

Grant of optionS to PRESIDENT & CEO AND EXECUTIVE DIRECTOR

Introduction

Item 2 relates to the proposed issue of options to purchase Shares (“Options”) to Mr. Frank Grillo, the President and Chief Executive Officer and an executive Director of the Company. The approval of this Item 2 is conditioned upon approval of Item 6 (Approval of Increase in Authorized Capital) described below.

On June 8, 2018 (U.S. time), the Company entered into an offer letter with Mr. Grillo appointing him as the Company’s new President and Chief Executive Officer and an executive Director. The remuneration package under Mr. Grillo’s offer letter provides for the issue of Options equal to 5% of the “fully diluted capitalization” of the Company to be granted, subject to stockholder approval, once the Company has completed a financing raising US$10.0 million or more. As the Company has raised more than US$10.0 million through the Rights Offering and Private Placement, the Company is now seeking stockholder approval of the issue of the Options to Mr. Grillo.

Number of Options

The number of Options to be issued to Mr. Grillo will be equal to 5% of the “fully diluted capitalization” of the Company (rounded down to the nearest whole number) on the date of grant, which is expected to be the date of the Special Meeting.

“Fully diluted capitalization” is defined in Mr. Grillo’s offer letter as the number of issued and outstanding Shares of the Company's capital stock, assuming the conversion or exercise of all of the Company's outstanding convertible or exercisable securities, including all outstanding vested or unvested options or warrants to purchase the Company's capital stock, as well as any convertible promissory notes issued by the Company and any equity securities that are issuable upon conversion of any outstanding convertible promissory notes.

“Fully diluted capitalization” will not include any Shares issued to Mr. Cheskin if Item 1 is approved by stockholders but will include any other Shares, options or warrants (if any) issued prior to stockholder approval. The Company does not expect the capitalization to change in any material respect before the date of the Special Meeting.

As of September 21, 2018, there were 185,850,890 Shares outstanding (equivalent to 557,552,670 CDIs), 5,257,889 options to purchase Shares outstanding, and 1,710,556 warrants to purchase Shares outstanding, for a “fully diluted capitalization” of 192,819,335 Shares (equivalent to 578,458,005 CDIs). Accordingly, the maximum number of Options that may be acquired by Mr. Grillo if stockholder approval is given for Item 2 based on the “fully diluted capitalization” of the Company as of September 21, 2018 is 9,640,966 (equivalent to options to purchase 28,922,901 CDIs), assuming no further issuance of Shares, options or warrants prior to stockholder approval.

Date of issue

Subject to stockholder approval, the Options will be granted to Mr. Grillo on (or shortly following) the date of the Special Meeting (and in any event, no later than one month after the date of the Special Meeting).

Rationale for proposed grant of Options to Mr. Grillo

The board of directors considers that the proposed grant of Options to Mr. Grillo is aligned to the Company’s long-term performance objectives.  The remuneration package for Mr. Grillo, including the proposed grant of Options, was based on the Company’s performance and remuneration framework. This framework seeks to provide appropriate rewards and recognition to employees (balancing fixed and ‘at risk’ remuneration), with a view to attracting, retaining and motivating high calibre and motivated people.

The Non-Executive Directors concluded that the remuneration package for Mr. Grillo, including the proposed grant of Options, was reasonable and appropriate having regard to the circumstances of the Company and the duties and responsibilities of Mr. Grillo.

Principal terms of the Options

Contingent on approval of Item 6, if Item 2 is approved by stockholders, the Options to be issued to Mr. Grillo will be issued on the terms and conditions set out below, outside of the Company’s 2015 Equity Incentive Plan.

Exercise Price

The exercise price of the Options will be equal to the closing price of the Company’s CDIs on ASX (multiplied by three for the per Share exercise price) on the date of the grant of the Options, as converted to U.S. dollars. Upon exercise, each Option will entitle the optionee to one Share.

Vesting conditions

25% of the Options will vest on the 12-month anniversary of the start of Mr. Grillo’s employment (June 12, 2019), and an additional 1/48th of the Options will vest each month over the subsequent three-year period, assuming continued employment. In the event of a change in control of the Company, 50% of unvested Options shall immediately vest and the remaining Options shall vest equally each month over the following 12 months, provided that Mr. Grillo makes himself reasonably available, if requested by the Company (or its successor), to provide services to the Company (or its successor).

Lapsing of Options

The Options will lapse in circumstances where:

(a)	Mr. Grillo is no longer providing services to the Company; or

(b)	the Options have not been exercised by the tenth (10th) anniversary of the date of grant.

Source of shares

At the discretion of the board of directors, the Shares required in connection with the Options may be provided either by issuing new Shares or by acquiring existing Shares.

Other terms

(a)	The Options will not be quoted on ASX.

(b)

If the issued capital of the Company is reorganised, the rights of the holder of the Options may be varied to comply with the ASX Listing Rules which apply to the reorganization. Except for the foregoing, the holder of the Options has no right to a change in the exercise price, or a change to the number of Shares over which the Options can be exercised.

(c)	The Options will not entitle the holder to participate in any new issue of securities by the Company unless the Options have been duly exercised prior to the relevant record date.

ASX Listing Rule 10.11

ASX Listing Rule 10.11 requires an entity to obtain stockholder approval where an entity issues, or agrees to issue, securities to a related party of the entity. Mr. Grillo is a related party of the Company as he is the President and Chief Executive Officer and an executive Director of the Company. Accordingly, Item 2 seeks stockholder approval pursuant to ASX Listing Rule 10.11 for the issue of the Options to Mr. Grillo.

If stockholder approval is given under ASX Listing Rule 10.11 pursuant to Item 2, separate approval under ASX Listing Rule 7.1 is not required in relation to the issue of the Options to Mr. Grillo.

Other information required under ASX Listing Rule 10.13

The following additional information is provided in accordance with ASX Listing Rule 10.13:

(a)	the formula for calculating the number of Options to be issued to Mr. Grillo is described above at “Number of Options”;

(b)	the Options will be issued for nil consideration, and as such no funds will be raised from the issue of the Options; and

(c)	a voting exclusion statement is included in the Notice.

Consequences if Item 2 is not approved

If Item 2 is not approved by stockholders, the Company will not issue any Options to Mr. Grillo. In this circumstance, the Company may consider offering Mr. Grillo alternative compensation.

Note also that Item 2 is conditioned on the approval of Item 6. Accordingly, if Item 6 is not approved by stockholders, the Company will not issue any Options to Mr. Grillo even if Item 2 is approved.

Board Recommendation and Chairman’s voting intentions for Item 2

The Directors (excluding Mr. Grillo) unanimously recommend stockholders vote in favor of Item 2.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 2.

ITEM 3

Ratification and approval of prior issue of Shares UNDER PRIVATE PLACEMENT

Introduction

Item 3 seeks stockholder ratification and approval under ASX Listing Rule 7.4 for the issue by the Company of 20,142,123 Shares under the Private Placement.

As outlined in an announcement released to the market on August 2, 2018 (U.S. time) and subsequent related announcements, the Company raised approximately US$3.4 million in August 2018 by the issue 20,142,123 Shares (represented by 60,426,369 CDIs) to Vivo Ventures at US$0.167 per Share under the Private Placement.

The Shares issued to Vivo Ventures under the Private Placement were issued within the Company’s 15% placement capacity under ASX Listing Rule 7.1. Accordingly, stockholder approval of the Private Placement to Vivo Ventures was not required. Stockholder approval of Mr. Cheskin’s participation in the Private Placement is being separately sought under Item 1.

The Private Placement was undertaken in conjunction with the Rights Offering to raise an aggregate of approximately A$20.3 million before costs and expenses.

ASX Listing Rule 7.1

ASX Listing Rule 7.1 provides that an entity must not, subject to specified exceptions, issue or agree to issue during any 12 month period any equity securities if the number of those securities exceeds 15% of the number of securities on issue at the commencement of the 12 month period. Unless ASX Listing Rule 7.1A applies, issues of securities exceeding this 15% limit require stockholder approval.

ASX Listing Rule 7.4

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. It provides that where a Company in general meeting ratifies the previous issue of securities made pursuant to ASX Listing Rule 7.1 (and provided that the previous issue did not breach ASX Listing Rule 7.1) those securities will be deemed to have been made with stockholder approval for the purpose of ASX Listing Rule 7.1.

Ratification by stockholders of the Company for the Private Placement to Vivo Ventures is now sought pursuant to ASX Listing Rule 7.4 in order to reinstate the Company’s capacity under ASX Listing Rule 7.1 currently utilized by those Shares.

Information required under ASX Listing Rule 7.5

The following information is provided in accordance with ASX Listing Rule 7.5:

(a)	the Company issued a total of 20,142,123 Shares (represented by 60,426,369 CDIs);
(b)

the Shares were issued at US$0.167 per Share (equivalent to A$0.225 per Share or A$0.075 per CDI, assuming an exchange rate of 1 AUD to 0.74307 USD and a conversion rate of three (3) CDIs to one (1) Share);

(c)	the Shares were issued on the same terms as, and rank equally in all respects with, the Company’s existing Shares on issue;
(d)	the Shares were issued to Vivo Ventures on the basis set out below:

Vivo Ventures Fund VII, L.P.	19,712,492 Shares
Vivo Ventures VII Affiliates Fund, L.P.	429,631 Shares

(e)	the funds raised from the Private Placement will be primarily used by the Company to continue its U.S. commercialization efforts and for general corporate purposes, including:
●	general and inventory working capital;
●	continued investment in sales and marketing;
●	manufacturing and product improvements; and
●	the costs of the Rights Offering and Private Placement.

(f)	a voting exclusion statement is included in the Notice.

Consequences if Item 3 is not approved

If Item 3 is not approved by stockholders, the Shares issued to Vivo Ventures under the Private Placement will continue to count towards the Company’s 15% capacity under ASX Listing Rule 7.1 until the 12 month anniversary of their issue, thereby limiting the Company’s ability to issue new equity securities.

Board Recommendation and Chairman’s voting intentions for Item 3

The Directors unanimously recommend stockholders vote in favor of Item 3.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 3.

ITEM 4

Ratification and approval of prior issue of WARRANTS

Introduction

Item 4 seeks stockholder ratification and approval under ASX Listing Rule 7.4 for the issue by the Company of Warrants to purchase a total of 1,215,278 Shares to Oxford Finance LLC (“Oxford”), the Company’s lender.

The Company has issued the following Warrants to Oxford in the last 12 months:

Issue Date (U.S. time)	Number	Exercise Price	Expiration Date (U.S. time)
April 26, 2018	Warrant to purchase 277,778 Shares	US$0.32 per Share	April 26, 2028
September 7, 2018	Warrant to purchase 937,500 Shares	US$0.16 per Share	September 7, 2028

In each case, the above Warrants were issued to Oxford in connection with waivers and amendments to the Company’s loan and security agreement with Oxford. The Warrants were issued within the Company’s 15% placement capacity under ASX Listing Rule 7.1. Accordingly, stockholder approval was not required.

     ASX Listing Rules 7.1 and 7.4

A summary of ASX Listing Rules 7.1 and 7.4 is set out above under Item 3. By ratifying this issue, the Company will retain flexibility to issue equity securities in the future under its 15% capacity set out in ASX Listing Rule 7.1.

Other information required under ASX Listing Rule 7.5

The following additional information is provided in accordance with ASX Listing Rule 7.5:

(a)	the Company issued Warrants to purchase a total of 1,215,278 Shares (equivalent to 3,645,834 CDIs);
(b)	the Warrants were issued for nil cash consideration, and as such no funds were raised;
(c)	the key terms of the Warrants are described above. The Warrants were otherwise issued on the same terms as Oxford’s other Warrant; and
(d)	a voting exclusion statement is included in the Notice.

Consequences if Item 4 is not approved

If Item 4 is not approved by stockholders, the Warrants will continue to count towards the Company’s 15% capacity under ASX Listing Rule 7.1 until the 12 month anniversary of their respective issue dates.

Board Recommendation and Chairman’s voting intentions for Item 4

The Directors unanimously recommend stockholders vote in favor of Item 4.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 4.

ITEM 5

APPROVAL OF THE STOCK OPTION EXCHANGE PROGRAM

Introduction

On September 17, 2018, the board of directors authorized the terms of a stock option exchange program (the "Option Exchange"), pursuant to which our employees, including our executive officers other than the Chief Executive Officer and any Director, would be given the opportunity to exchange eligible stock options for new stock options. An eligible stock option generally includes any stock option granted under the Company’s 2015 Equity Incentive Award Plan (the "2015 Plan"), also referred to as our Equity Plan, that has an exercise price greater than the closing price per Share (based on the closing price of the CDIs on ASX) (referred to as an “underwater option”) on the date the Option Exchange commences (the "Commencement Date").

The board of directors believes that the Option Exchange is in the best interests of stockholders and the Company, as new stock options granted under the program will provide added incentive to motivate and retain our talented employees.

Rationale for Option Exchange

The price of the Company’s CDIs on ASX has significantly decreased this year. While the Company has taken a number of actions to improve the Company’s performance and remain optimistic regarding the Company’s potential, our CDI price remains at a relatively low level. On September 17, 2018, the closing price of the CDIs on the ASX was A$0.11 which is equivalent to US$0.24 per Share (based on an exchange rate of 1 AUD to 0.727 USD and a conversion rate of three (3) CDIs to one (1) Share), resulting in nearly all of our outstanding stock options issued under the 2015 Plan being underwater. The stock options issued under the 2015 Plan cannot be sold; they may either be voluntarily exercised or they expire unexercised. Underwater stock options are no longer effective as performance and retention incentives because they provide little or no perceived value to optionholders. In addition, since many of the Company’s options are significantly underwater, the likelihood that there will be a positive spread between their exercise prices and the current or future price of our Shares is too low to provide any meaningful incentive to the optionholders.

Performance and Retention Incentives; Morale

We have designed the Option Exchange to restore equity value, increase retention and motivation in a competitive labor market, provide non-cash compensation incentives and align our employee and stockholder interests for long-term growth. At current stock prices, a vast majority of outstanding stock option awards are of limited benefit in motivating and retaining our employees, including our executive officers. Through the Option Exchange, we believe that we will be able to enhance long-term stockholder value by increasing our ability to retain experienced and talented employees and by aligning the interests of these individuals more fully with the interests of our stockholders. Because most of our outstanding stock options are underwater (and in some cases, significantly so), we face a considerable challenge in maintaining motivation among and retaining our employees, including our executive officers, and there is a possibility that our competitors may be able to offer equity incentives that are more attractive to our employees and executive officers, which in some cases, make the terms of employment at a new employer more attractive than those currently offered at the Company. The Option Exchange is designed to address these concerns as well as improve morale among our employees generally and reinvigorate a culture where equity compensation is a key component of our overall compensation package.

None of the new stock options issued under the Option Exchange program will be vested on the date of grant. Stock options issued in the Option Exchange in exchange for the eligible options, whether already vested, partially vested or not vested as of the date on which the eligible options are exchanged for new options, will be subject to the following new vesting schedule: 25% of the new stock options will vest on the one-year anniversary of the grant date of such new stock options, and 1/48th of the new stock options will vest monthly over the following 36 months, in each case subject to the optionholder’s continuous service with us on the applicable vesting date. The stock options eligible to be exchanged generally are subject to a similar four-year vesting schedule, subject to the optionholder’s continuous service with us on each applicable vesting date. The Nomination and Remuneration Committee believes that implementing a new vesting schedule is appropriate because it encourages retention of employees during the next four years, during a pivotal period for the Company.

Impact on Compensation Expense

The value of the stock options eligible for exchange was based on the then fair market value of our common stock. Under applicable accounting rules, we will recognize a total of approximately US$2.0 million in non-cash compensation expense related to these underwater stock options, US$0.6 million of which has already been expensed as of September 17, 2018 and US$1.4 million of which we will continue to be obligated to expense, even if these stock options are never exercised because they remain underwater. By replacing stock options that have little or no retention or incentive value with new stock options that will provide both retention and incentive value while not creating significant additional compensation expense, we will be making efficient use of our resources.

Alternatives Considered

The Nomination and Remuneration Committee considered alternatives to the Option Exchange to provide meaningful performance and retention incentive to our employees, including providing additional new options to employees, exchanging underwater options for full value shares, or exchanging underwater options for a cash payment, and determined that the Option Exchange provides better performance and retention incentives with less cost to the Company or dilution to our stockholders.

Structure of the Option Exchange

The board of directors authorized the Option Exchange on September 17, 2018, subject to stockholder approval. It is currently anticipated that the Option Exchange will commence as soon as practicable following approval of Item 5. At the start of the Option Exchange, eligible optionholders holding eligible stock options will receive a written exchange offer that will set forth the precise terms of the Option Exchange. The written offer will be governed by the tender offer rules of the SEC. At or before the commencement of the Option Exchange, we will file the offer to exchange and other related documents with the SEC as part of a tender offer statement on Schedule TO. Eligible optionholders will be given at least 20 business days to elect to participate in the Option Exchange. Eligible optionholders may choose which eligible option grants they wish to exchange, though they may not choose to exchange portions of eligible option grants. Set forth below is a description of the key features of the Option Exchange.

Eligible Participants

The Option Exchange will be available to employees located in the United States, including our chief operating officer and chief financial officer, but not the Chief Executive Officer or Directors, who, at the start of the Option Exchange, are employed by the Company and hold outstanding eligible stock options at that time. As of September 17, 2018, we had a total of 69 eligible participants, comprising of 68 employees who are not executive officers plus one executive officer who is not a director. Eligible stock options are held by 100% of employees who are not executive officers and by the Company’s chief operating officer and chief financial officer.

Participants in the Option Exchange must continue to be employed by the Company on the date the surrendered options are cancelled and new stock options are granted. Any employee holding eligible stock options who elects to participate in the Option Exchange but whose employment with us terminates for any reason before the date the new stock options are granted, including a termination due to voluntary resignation, retirement, involuntary termination, layoff, death or disability, would retain his or her eligible options subject to their existing terms and would not receive new stock options in the Option Exchange.

Eligible Stock Options

As of September 17, 2018, there were stock options outstanding to purchase approximately 5,257,889 Shares under our Equity Plan and the former 2005 Equity Incentive Plan at a weighted average exercise price of US$1.49 per Share and with a weighted average remaining life of 8.8 years. Of these outstanding stock options, employees, including our executive officers, other than our Chief Executive Officer and Directors, held stock options to purchase 2,777,374 Shares under the Equity Plan, which will be eligible to participate in the Option Exchange. These represent approximately 1.44% of the number of Shares as of September 17, 2018, on a fully diluted basis. These eligible stock options have a weighted average exercise price of US$1.67 per Share.

Exchange Ratio

For each stock option surrendered in the Option Exchange, we will be issuing one new stock option exercisable for the same number of Shares.

Vesting Schedules for New Options

New stock option awards will be unvested on the date of grant and will be subject to a new vesting schedule. New stock options will vest with respect to the 25% of the new option on the one-year anniversary of the grant date of such new stock options, and with respect to 1/48th of the new stock options monthly over the following 36 months, in each case subject to the optionholder’s continuous service with us on the applicable vesting date. The new vesting schedule supports the nature of stock options as an incentive vehicle and provides for additional years of retention.

Term for New Options

The new stock options will expire ten years following the date the new options are granted.

Intended Implementation of the Option Exchange As Soon As Practicable Following Stockholder Approval

We expect that the Option Exchange will begin as soon as practicable, but no later than four (4) months following stockholder approval, if received. Our board of directors reserves the right to amend, postpone or, under certain circumstances, cancel the Option Exchange once it has commenced, but the Option Exchange will not be materially amended in a manner more beneficial to eligible participants without first seeking additional stockholder approval.

Option Exchange Process

Additional information about how we expect to conduct the Option Exchange, if approved by stockholders, is set forth below. While the terms of the Option Exchange are expected to conform to the material terms described above, we may find it necessary or appropriate (subject to the terms of the ASX waiver described below) to change the terms of the Option Exchange from those described in this Item 5 to take into account our administrative needs, accounting rules, company policy decisions or to comply with any comments we receive from the SEC. We may decide not to implement the Option Exchange even if stockholder approval of the Option Exchange is obtained, or we may delay, amend or terminate the Option Exchange once it is in progress. The final terms of the Option Exchange will be described in the exchange offer documents that will be filed with the SEC and available at www.sec.gov. Copies of these documents will also be available on the Company’s announcement section of the ASX website.

Overview of the Option Exchange Process

Upon initiation of the Option Exchange, eligible participants holding eligible stock options will receive a written offer setting forth the precise terms of the Option Exchange and may voluntarily elect to participate. All employees, excluding the Chief Executive Officer, who are employed by us on the Commencement Date, are still employed on the grant date, and hold eligible stock option awards may participate in the Option Exchange. Eligible participants will be given at least 20 business days to elect to surrender eligible stock options in exchange for the new stock options. Upon completion of the Option Exchange, surrendered stock options will be cancelled and new stock options will be granted.

The 2015 Plan will govern any terms or conditions of new stock options not specifically addressed by the Option Exchange described in this Proxy Statement. Additionally, all of the new options will be incentive stock options (that is, they will qualify for the tax-favored treatment under Section 422 of the Internal Revenue Code) to the extent allowable.

Election to Participate

Eligible participants will receive a tender offer document and will be able to voluntarily elect to participate in the Option Exchange. The written exchange offer documents described above will be provided if and when the Option Exchange is initiated; an eligible participant can elect to participate after that time only.

Impact of Option Exchange on Number of Options Issued

As described above under the section “Exchange Ratios”, the total number of shares of common stock issuable upon exercise of new stock options will be equal to the number of surrendered eligible options. Therefore, there will be no impact on the number of the outstanding stock options as a result of the Option Exchange.

Effect on Stockholders

Under the terms of the Option Exchange, the new stock options will have a fair value that will be equal to the then fair market value of the Shares on the date of issuance. Based on the closing price of Shares on the ASX on September 17, 2018 of US$0.24 per Share (based on a CDI closing price of A$0.11, an exchange rate of 1 AUD to 0.727 USD and a conversion rate of three (3) CDIs to one (1) Share), if all options were exchanged, the fair value of the newly issued options, in the aggregate, would be approximately US$0.4 million. This would be an incremental operating expense over the expected vesting period.

Interests of Our Directors and Executive Officers in the Option Exchange

Our directors (even if they are also executive officers) will not be permitted to participate in the Option Exchange. Our executive officers (other than the Chief Executive Officer) will be permitted to participate in the Option Exchange to the extent they are employed by the Company at the start of the Option Exchange and hold outstanding eligible stock options at that time. The following table shows the number of shares subject to eligible stock options held by our named executive officers as of September 17, 2018 and the number of shares subject to new stock options that they may receive assuming, for purposes of illustration only, that each named executive officer remains eligible to and decides to, exchange all of his eligible stock options.

Name	Title	Maximum Number of Shares Underlying Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Life (in years)
Scott Murcray	Chief Operating Officer & Chief Financial Officer	950,958	US$1.67	8.6

Accounting Impact

The incremental compensation cost associated with the Option Exchange will be measured as the excess, if any, of the fair value of each award of new stock option granted to participants in the Option Exchange, measured as of the date the new stock options are granted, over the fair value of the stock options surrendered in exchange for the new stock options, measured immediately prior to the cancellation. This incremental compensation cost, if any, is not expected to be material, and will be recognized ratably over the vesting period of the new stock options.

Material U.S. Federal Income Tax Consequences of the Option Exchange

The exchange of stock options pursuant to the Option Exchange should be treated as a non-taxable exchange because the new stock options will have an exercise price equal to the fair market value of the Company’s common stock on the grant date. The Company and participants in the Option Exchange should not recognize any income for U.S. federal income tax purposes upon the grant of the new stock options. To the extent permissible, new stock options granted under the Option Exchange will be incentive stock options for U.S. federal income tax purposes. Tax effects may vary in other countries; a more detailed summary of tax considerations will be provided to all participants in the Option Exchange documents.

ASX Listing Rules and waiver

ASX Listing Rule 6.23.3 prohibits a change which has the effect of reducing the exercise price of an option or increasing the period for exercise. This prohibition also applies where an option is canceled in consideration for a new option with a reduced exercise price or an increased exercise period. As the Option Exchange has the practical effect of reducing the exercise price of the employee stock options and increasing the period for exercise, the Company applied for, and ASX granted the Company, a waiver from ASX Listing Rule 6.23.3. The terms of the waiver permits the Company to cancel 2,777,374 stock options issued to its employees under the 2015 Plan in consideration for the issue of 2,777,374 new stock options that have reduced exercise prices and extended exercise periods under Option Exchange, subject to the Company obtaining stockholder approval for the Option Exchange.

ASX Listing Rule 6.23.2 requires stockholder approval for a change to options which has the effect of cancelling an option for consideration, and ASX Listing Rule 6.23.4 requires stockholder approval for changes which are not prohibited by ASX Listing Rule 6.23.3. Accordingly, stockholder approval is also being sought for these purposes.

As the new stock options for the Option Exchange will be issued under the 2015 Plan, which was approved by stockholders at the last annual meeting as an exception to ASX Listing Rule 7.1, the issue of stock options under the Option Exchange will not count towards the Company’s 15% capacity under ASX Listing Rule 7.1.

Board Recommendation and Chairman’s voting intentions for Item 5

We strongly believe that granting equity compensation in the form of stock options that vest over time is a critical factor in our ability to attract, motivate and retain talent in the highly competitive industry in which we operate. We believe that cultivating and retaining this talent is a significant factor in our ability to attain long-term improved company performance and stockholder returns. Therefore, we consider approval of the Option Exchange to be important to our future success.

The Directors unanimously recommend stockholders vote in favor of Item 5.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 5.

ITEM 6

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK FROM 200,000,000 TO 600,000,000

The board of directors is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to increase the authorized number of the Company’s shares of Class A common stock from 200,000,000 to 600,000,000 shares (the “Charter Amendment”). This description is qualified by the full text of the Charter Amendment that is attached as Appendix A to this Proxy Statement.

The additional Class A common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Class A common stock of the Company. Stockholders have no preemptive rights to acquire shares of common stock issued by the Company under its Charter. This means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding Class A common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the approval of this Item 6 could be issued by our board of directors without further vote of our stockholders except as may be required in particular cases by our Charter, applicable law or the ASX Listing Rules.

In addition to the 185,850,890 shares of Class A common stock outstanding on October 3, 2018, there were:

•	5,229,655 shares of Class A common stock reserved for future issuance under the Company’s 2015 Equity Incentive Plan;

•	4,794,167 options outstanding under the Company’s 2005 and 2015 Equity Incentive Plans; and

•	1,710,556 shares of Class A common stock reserved for future issuance under the outstanding warrants.

Additionally, as of October 3, 2018, no shares of preferred stock or Class B common stock were outstanding.

We have financed our operations and internal growth primarily through equity and debt financings. Until we can generate a sufficient amount of product revenue, we expect to finance future cash needs through one or more of the following: public or private equity offerings; debt financings; and interest income earned on the investment of our cash and short-term investments.

Although the board of directors has no immediate plans to issue the additional shares of common stock it desires to have the shares available to provide additional flexibility to use its common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees. The additional shares may be used for various purposes without further stockholder approval (except as may be required in particular cases by our Charter, applicable law or the ASX Listing Rules). These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. Thus, we will need to obtain significant amounts of additional capital and the additional shares may be used for a financing if we have an appropriate opportunity. Although we may pursue other sources of funding, such as corporate collaborations and partnerships, if we are not successful with these efforts or if the board of directors otherwise determines that a financing through issuing additional shares is attractive, we want to be in a position to act quickly depending on market conditions. If this Item 6 is not approved by stockholders, it is possible that financing alternatives for the Company in the future may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if this Item 6 is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities the Nomination and Remuneration Committee of our board of directors deems appropriate could adversely impact our ability to achieve these goals.

Our board of directors believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, flexibility has allowed us to pursue a number of strategic and financing transactions. Unless our stockholders approve this Item 6, we will not have sufficient unissued and unreserved authorized shares of common stock to engage in similar transactions or to meet exigent needs to implement new or revised equity compensation arrangements in the future, or to grant options to our Chief Executive Officer (as described in Item 2 above).

The proposed amendment to our Charter to increase the number of authorized shares of our Class A common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of Class A common stock that would become available for issuance if this Item 6 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management of the Company. For example, the board of directors could, subject to applicable laws and the ASX Listing Rules, strategically sell shares of Class A common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors. Although this proposal to increase the authorized Class A common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the board of directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Item 6 could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their Shares over then current market prices.

The Charter Amendment would also delete provisions of the Charter that are no longer relevant, including one relating to the escrow of shares of the Company in connection with its initial public offering and related references to the Class B Common Stock the Company was authorized to issue in connection with the escrow arrangement.

If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Charter with the Secretary of State of the State of Delaware and the newly authorized shares would be available for issuance, except where stockholder approval is required.

Board Recommendation and Chairman’s voting intentions for Item 6

The Directors unanimously recommend stockholders vote in favor of Item 6.

The Chairman of the Special Meeting intends to vote undirected proxies in favor of Item 6.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of AirXpanders common stock, and common stock held as CDIs, as of August 31, 2018, by each director, by each of the named executive officers, by all directors and executive officers as a group, and by all persons known to AirXpanders to be the beneficial owners of more than 5% of AirXpanders stock. Unless otherwise indicated, all persons and entities have sole voting and investment power over the shares reported. As of the close of business on August 31, 2018, there were 185,850,890 shares of Class A Common Stock (“Shares”) outstanding. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of August 31, 2018, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o AirXpanders, Inc., 3047 Orchard Parkway, San Jose, California 95134, United States of America.

	Amount and Nature of Beneficial Ownership (1) Shares
Name Of Beneficial Owner – 5% Stockholders	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Vivo Ventures Fund (2)	36,984,282	19.9%
GBS Venture Partners Pty Limited (GBS Bioventures IV A/C)(3)	28,936,149	15.6%
Greencape Capital Pty Ltd(4)	16,874,315	9.1%
Viburnum Funds Pty Ltd as manager of VF High Conviction Fund(5)	12,692,106	6.8%

Name Of Beneficial Owner – Directors And Officers	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Barry Cheskin(6)	605,891	*
Dennis Condon (7)	208,126	*
Elizabeth Hammack(7)	84,882	*
Gregory Lichtwardt(7)	113,076	*
Zita Peach(8)	166,896	*
Frank Grillo	-	N/A
Scott Murcray(9)	495,983	*
All executive officers and directors as a group (7 persons)(10)	1,674,854	*

*	Less than 1 percent

(1)

As determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Information with respect to principal stockholders is obtained from Schedules 13G and 13G/A and except as indicated in the footnotes below, is as of December 31, 2017, and does not reflect changes, if any, since that date.

(2)

Based upon the information filed by Vivo Ventures VII, LLC with the ASX via a Substantial Holder Notice dated September 5, 2018. Vivo Ventures Fund includes Vivo Venture Fund VII L.P. (“Vivo VII”) and Vivo Ventures VII Affiliates Fund L.P. (“Vivo Affiliates VII”). Vivo Ventures VII, LLC (“Vivo Ventures VII”) is the sole general partners of Vivo VII and Vivo Affiliates VII. The managing members of Vivo Ventures VII are Drs. Albert Cha, Edgar Engleman, Frank Kung, Chen Yu and Mr. Shan Fu, each of whom may be deemed to have shared voting and dispositive power of the shares and CDIs held by Vivo VII and Vivo Affiliates VII. The address for Vivo Ventures Fund is 505 Hamilton Ave #207, Palo Alto, CA 94301.

(3)

Based upon a Schedule 13G/A filed with the SEC on July 28, 2017, reporting beneficial ownership as of June 30, 2017, in addition to participation in the August 2018 Rights Offering as reported to the Company by their transfer agent. GBS Venture Partners Pty Ltd includes GBS BioVentures IV Fund. The members of the Investment Committee of GBS Venture Partners Pty Ltd are Ms. Brigitte Smith, Mr. Ben Gust, Prof. John Mills and Dr. George Morstyn, each of whom may be deemed to share the voting and dispositive power of the shares and CDIs held by the GBS BioVentures IV Fund. The address for GBS Venture Partners Pty Limited is P.O. Box 36, Flinders Lane, Melbourne VIC 8009, Australia.

(4)

Based upon a Schedule 13G filed with the SEC on February 13, 2018, in addition to participation in the August 2018 Rights Offering as reported to the Company by their transfer agent along with their participation as a sub-underwriter in the same Rights Offering. The address of Greencape Capital Pty Ltd. is Level 19, 31 Queens Street, Melbourne Victoria 3000, Australia.

(5)

Based upon a Schedule 13G filed with the SEC on September 5, 2018. The address of Viburnum Funds Pty Ltd (“Viburnum”) as manager of VF High Conviction Fund is 31 Carrington Street, Nedlands, WA, 6009, Australia. Viburnum is the sole manager of the VF High Conviction Fund. Edmon Odza and Alex White are the joint Portfolio Managers for Viburnum and may be deemed to have voting and dispositive power of the shares and CDIs in AirXpanders, Inc., held by Viburnum.

(6)	Includes 458,353 shares subject to options exercisable within 60 days of August 31, 2018. Mr. Cheskin’s shares include 147,538 shares held by Mr. Cheskin directly as CDIs.

(7)	Consisted solely of shares subject to options exercisable within 60 days of August 31, 2018.

(8)	Includes 113,076 shares subject to options exercisable within 60 days of August 31, 2018. Ms. Peach’s shares include 53,820 shares held by Ms. Peach directly as CDIs.

(9)	Includes 145,983 shares subject to options exercisable within 60 days of August 31, 2018. Mr. Murcray’s shares include 350,000 shares held by Mr. Murcray directly as CDIs.

(10)	Includes 1,123,496 shares subject to options exercisable within 60 days of August 31, 2018.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are AirXpanders stockholders will be “householding” AirXpanders’ proxy materials. A single set of Special Meeting Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting Materials, please notify your broker or the Company. Direct your written request to Investor Relations Department, AirXpanders, Inc., 3047 Orchard Parkway, San Jose, California, 95134, or contact Investor Relations at 650-390-9000. Stockholders who currently receive multiple copies of the Special Meeting Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Barry Cheskin

Barry Cheskin

Chairman of the Board of Directors

San Jose, California

October 3, 2018

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AIRXPANDERS, INC.

The undersigned, Francis P. Grillo, hereby certifies that:

1.     The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on March 17, 2005 under the original name of Expanders, Inc.

2.     He is the duly elected and acting President and Chief Executive Officer of AirXpanders, Inc., a Delaware corporation.

3.     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of this corporation shall be further amended as follows:

a.          Section B of Article IV is hereby amended in its entirety to read as follows:

“B. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is six hundred ten million (610,000,000) shares. Six hundred million (600,000,000) shares shall be Class A Common Stock, each having a par value of $0.001 per share. Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of $0.001 per share.”

b.          Section D of Article IV is hereby amended in its entirety to read as follows:

“D. Each outstanding share of Class A Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Class A Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate (including any Certificate of Designation).”

c.          Section E of Article IV is hereby amended in its entirety to read as follows:

“E. Subject to the rights of the Preferred Stock that may come into existence from time to time, the holders of Class A Common Stock shall be entitled to share, on a per share basis, in such dividends and other distributions of cash, property or shares of the corporation as may be declared thereon by the Board of Directors out of funds legally available therefor.”

d.          Section F of Article IV is hereby removed in its entirety.

4.     The foregoing Certificate of Amendment has been duly adopted by this corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

Executed at San Jose, California, on [ ], 2018.

Francis P. Grillo, President and Chief Executive Officer

A-1

AirXpanders

C123456789

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 3:00pm (U.S. Pacific Daylight time) on Saturday, October 20, 2018.

Vote by Internet

- Go to **www.www.investorvote.com/AIRX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Items of Business

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 9 0 9 1 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02X0PC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

AirXpanders

Proxy — AirXpanders, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held 3:00 p.m. October 24, 2018 (U.S. Pacific Daylight Time)
9:00 a.m. October 25, 2018 (Australian Eastern Daylight Time)

Mr Frank Grillo and Mr Scott Murcray, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of AirXpanders, Inc. to be held on Wednesday, October 24, 2018 at 3:00 p.m. U.S. Pacific Daylight Time (Thursday, 25 October 2018 at 9:00 a.m. Australian Eastern Daylight Time), or at any postponement or adjournment thereof.

Shares represented by this Proxy Card will be voted by the proxies in accordance with the stockholder's instructions in this Proxy Card. If no such instructions are indicated, the proxies will have authority to vote in favor of (i.e., "FOR") Items 1 to 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

AirXpanders®

ARBN 28 604 398 423

AXP
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Lodge your vote:

Online:
www.investorvote.com.au

By Mail:
Computershare Investor Services Pty Limited
GPO Box 242 Melbourne
Victoria 3001 Australia

Alternatively you can fax your form to
(within Australia) 1800 783 447
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For all enquiries call:

(within Australia) 1300 850 505
(outside Australia) +61 3 9415 4000

CDI Voting Instruction Form

XX

Vote online 24 hours a day, 7 days a week:
www.investorvote.com.au

- ✓ Cast your vote
- ✓ Access the annual report
- ✓ Review and update your securityholding

Your secure access information is:

Control Number: 999999

SRN/HIN: I9999999999 **PIN: 99999**

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

For your vote to be effective it must be received by 9:00 a.m. (AEDT) on Sunday, 21 October 2018

Direction to CHESS Depositary Nominees Pty Ltd

Each CHESS Depositary Interest (**CDI**) represents an indirect ownership in the Company's shares of Class A common stock (**Shares**). Each CDI is equivalent to one third of a Share of the Company so that every three (3) CDIs that you own as at 7:00pm on Wednesday, 3 October 2018 (Australian Eastern Standard Time), 2:00am (US Pacific Daylight Time), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (**CDN**). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the meetings of stockholders on the instruction of the registered holders of the CDIs.

Appointment of Proxy

If you wish to attend the Meeting (defined overleaf) in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name or the name of your chosen appointee in the box in Step 2. Computershare will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Special Meeting of Stockholders including any cut off time for receipt of valid proxies.

Signing Instructions

Individual: Where the holding is in one name, the securityholder must sign.
Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.
Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.
Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

Comments & Questions: If you have any comments or questions for the Company, please write them on a separate sheet of paper and return with this form.

GO ONLINE TO VOTE ➔
or turn over to complete the form

This Document is printed on Greenhouse Friendly™ ENVI Laser Carbon Neutral Paper

Samples/000001/000001/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 I ND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

STEP 1 CHESS Depositary Nominees will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests (**CDIs**) of AirXpanders, Inc. (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Special Meeting of Stockholders of the Company to be held at **9:00 a.m. (Australian Eastern Daylight Time) on Thursday, 25 October 2018 at the Melbourne Offices of Johnson Winter and Slattery, Level 34, 55 Collins Street, Melbourne, Victoria, Australia** (**Meeting**) and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

STEP 2

If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name, or the name of your appointee, in this box.

Computershare will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that the form of proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Special Meeting including any cut off time for receipt of valid proxies.

STEP 3

Voting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 96 hours before the Meeting. Please read the instructions overleaf before marking any boxes with an X.

If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted

SIGN Signature of Securityholder(s) *This section must be completed.*

Individual or Securityholder 1	Securityholder 2	Securityholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ____________ Contact Daytime Telephone ____________ Date __ / __ / __

AXP 238082A Computershare